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                                                                   EXHIBIT 99.01


    CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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CERTIFICATIONS
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         The undersigned Chief Executive Officer of Strayer Education, Inc. (the
"Registrant") hereby certifies that this periodic report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                      /s/  Robert S. Silberman
                                                      ------------------------
                                                      Robert S. Silberman
                                                      Chief Executive Officer
                                                      Date: March 31, 2003


         The undersigned Chief Financial Officer of Strayer Education, Inc. (the "Registrant") hereby certifies that this periodic report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                      /s/  Mark C. Brown
                                                      ------------------------
                                                      Mark C. Brown
                                                      Senior Vice President and
                                                      Chief Financial Officer
                                                      Date: March 31, 2003